UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K/A CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 11, 2011 (Date of earliest event reported)
Stillwater Mining Company (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	001-13053 (Commission File Number)	81-0480654 (IRS Employer Identification Number)

1321 Discovery Drive, Billings, Montana (Address of principal executive offices)		59102 (Zip Code)
(406) 373-8700 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends our Form 8-K relating to preliminary second quarter results and guidance as filed with the Securities and Exchange Commission on July 11, 2011 (the “Original Filing”) under the incorrect item number.  The Form 8-K filed earlier today was incorrectly filed under Item 8.01 (Other Events) when in fact the disclosure needed to be and herein is reclassified correctly as furnished under Item 2.02 (Results of Operations and Financial Condition).  Exhibit 99.1 filed with the Original Filing is hereby furnished (and not filed) as Exhibit 99.1.  This Amendment contains the complete text of the original report with the corrected information appearing in the correct Item numbers.

Item 2.02 Results of Operations and Financial Condition

On July 11, 2011, Stillwater Mining Company issued a press release announcing preliminary second quarter results and increased 2011 production guidance.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Stillwater Mining Company dated July 11, 2011

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2011	STILLWATER MINING COMPANY By: /s/ Brent R. Wadman Brent R. Wadman Corporate Secretary

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Stillwater Mining Company dated July 11, 2011